Principal Exchange-Traded Funds
Supplement dated November 6, 2020
to the Prospectus dated November 1, 2020

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL U.S. LARGE-CAP MULTI-FACTOR ETF
On October 29, 2020, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on The Nasdaq Stock Market LLC will be, after the close of market on or about December 11, 2020. Pursuant to the Plan, the Fund will liquidate on or about December 16, 2020. During the period between the date that the Fund ceases trading and the liquidation date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the liquidation date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and principal investment strategies.
On or about December 16, 2020, delete all references to Principal U.S. Large-Cap Multi-Factor ETF from the Prospectus.

SUMMARY FOR PRINCIPAL U.S. SMALL-MIDCAP MULTI-FACTOR ETF
On October 29, 2020, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on The Nasdaq Stock Market LLC will be, after the close of market on or about December 11, 2020. Pursuant to the Plan, the Fund will liquidate on or about December 16, 2020. During the period between the date that the Fund ceases trading and the liquidation date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the liquidation date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and principal investment strategies.
On or about December 16, 2020, delete all references to Principal U.S. Small-MidCap Multi-Factor ETF from the Prospectus.
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